                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) October 18, 2002
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                            MORGAN GROUP HOLDING CO.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       333-73996               13-4196940
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(State or other               (Commission File          (IRS Employer
Jurisdiction of                Number)                    Identification)
Incorporation)

401 Theodore Fremd Avenue, Rye, New York                      10580
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(Address of Principal Executive Offices                     Zip Code)

Registrant's Telephone Number, Including Area Code: 914-921-1877
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ITEM 5.  Other Events and Regulation FD Disclosure.
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            Morgan  Group  Holding  Co.  is a holding  company  that has a 64.2%
ownership interest and a 77.6% voting interest in The Morgan Group, Inc.

            On  October  18,  2002,  The  Morgan  Group,  Inc.,  and  two of its
operating subsidiaries  (collectively,  the "Debtors") filed voluntary petitions under  Chapter 11 of the United  States  Bankruptcy  Code (the  "Cases")  in the
United States Bankruptcy Court for the Northern District of Indiana,  South Bend
Division. The Debtors intend to conduct an orderly liquidation of their assets.

            The Cases have been  assigned to Judge Harry C. Dees and  designated as case numbers 02-36046 (The Morgan Group, Inc.),  02-36049 (Morgan Drive Away,
Inc.,  a  subsidiary  of The Morgan  Group,  Inc.) and  02-36050  (TDI,  Inc., a
subsidiary of The Morgan Group, Inc.). The Cases have been consolidated and will be  administered  jointly  pursuant to an order of the Bankruptcy  Court entered
October 23,  2002.  Each of the Debtors  continues  to manage its  property as a
Debtor-in-Possession  pursuant  to sections  1107(a) and 1108 of the  Bankruptcy
Code. The Morgan Group,  Inc.,  ceased  operations on October 3, 2002,  when its liability insurance expired and it was unable to secure replacement insurance.

            Effective  October 15, 2002,  the shares of The Morgan Group,  Inc.,
Class A Common Stock were delisted from the American Stock  Exchange.  The stock exchange determined that The Morgan Group, Inc.'s Class A Common Stock no longer satisfied Sections 1002, 1003 and 1009 of the listing rules.

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                                    SIGNATURE

            Pursuant to requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MORGAN GROUP HOLDING CO.

                                           /s/Robert E. Dolan
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                                           Robert E. Dolan
                                           Chief Financial Officer

Date: November 1, 2002

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